SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                          Variable Separate Account
                  Polaris Select Investor Variable Annuity


       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          FS Variable Separate Account
                   Polaris Select Investor Variable Annuity




Effective on or about July 1, 2021, the Ivy VIP Asset Strategy Portfolio was renamed the Delaware Ivy VIP Asset Strategy Fund (the "Fund") and the manager changed from Ivy Investment Management Company to Delaware Management Company.

Additional information regarding the Fund, including the Fund Prospectus, may be obtained by visiting our website at www.aig.com/ProductProspectuses or by calling (855) 421-2692.

Dated:  July 1, 2021


                 Please keep this Supplement with your Prospectus.